                                                                   EXHIBIT 99.01

August 31, 2004

Tidel Technologies, Inc.
2900 Wilcrest Drive, Suite 205
Houston, TX 77042
Attn:  Leonard Carr

Dear Mr. Carr:

            We refer to the  Convertible  Term Note in the amount of $6,450,000, dated November 25, 2003 (as amended, modified or supplemented from time to time, the "Term Note"),  made by Tidel  Technologies,  Inc.  ("Borrower")  in favor of
Laurus Master Fund, Ltd.  ("Holder").  All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Term Note.

            The  Borrower  and the Holder agree that on the date hereof an Event of Default has occurred and is continuing  (beyond any applicable  cure or grace period)  under  Section  4.1 of the Term  Note,  as a result  of the  Borrower's non-payment of interest and principal on and after April 1, 2004, as required by
Sections  1.1 and  1.2 of the  Term  Note  (the  "Payment  Event  of  Default").
Additionally,  on April 4, 2004,  the  Borrower  and the  Holder  agree that the
Contract Rate was automatically increased to eighteen percent (18%) per annum as stipulated  in  Article  IV of the  Term  Note.  As of the  date of this  letter agreement,  such  Payment  Event of Default has not been cured and  continues to exist,  and Borrower and Holder agree that Borrower is past due in the amount of
$692,987.50  (the "Past Due Amount"),  which  consists of  $300,000.00 in unpaid
principal   amortization  (the  "Unpaid  Principal   Amortization  Amount")  and
$392,987.50  in accrued  interest,  including the 18% Contract Rate (the "Unpaid
Interest  Amount").  Additionally,  the  Borrower  and the Holder agree that the
Borrower has, as of the date hereof,  incurred fees under  Sections  2(b)(i) and
(ii) of that certain  Registration  Rights  Agreement,  dated as of November 25,
2003,  by and  between  the  Borrower  and the Holder (as  amended,  modified or supplemented  from time to time,  the  "Registration  Rights  Agreement")  in an aggregate amount equal to $212,500 (such amount, the "Unpaid Registration Rights
Fee").

The Borrower and the Holder hereby agree,  for good and valuable  consideration, the receipt and sufficiency of which is hereby acknowledged, that the Term Note, the Warrant (as defined in the Purchase  Agreement referred to in the Term Note)
and the Registration Rights Agreement shall be modified as follows:

     1.     The Fixed  Conversion  Price (as  defined  in the Term Note) and the
            Exercise Price (as defined in the Warrant) are, in each case, hereby reduced to $0.30,  effective  as of August 31, 2004 (the  "Effective
            Date").

     2.     Effective of the Effective  Date, the Holder hereby agrees to reduce the  Unpaid  Registration  Rights  Fee to a total of  $106,250  (the
            "Remaining  Registration Rights Fee").  Furthermore,  the Holder and
            the  Borrower  hereby  agree  that  the  balance  of  the  Remaining
            Registration  Rights Fee, after payment of the Cure Amount  pursuant to Section 4 below, shall be due and payable on the Maturity Date.

     3.     Effective on the Effective  Date, the Contract Rate set forth in the
            Section  1.1 of the Term  Note  shall  be  reinstated  and  shall be applicable  to any  amounts  of  principal  due and owing  after the
            Effective  Date,  so long as there is no Event of  Default.  Regular payments of interest at such  Contract Rate set forth in Section 1.1 of the Term  Note  shall  not be due and  payable  to  Holder  until
            October 1, 2004.  On  October 1, 2004,  on the first of every  month thereafter  and on the Maturity Date,  regular  payments of interest shall be due  monthly in arrears,  and no Event of Default  shall be deemed to have occurred as a result of the  non-payment  of interest under the Term Note unless such  payments  are not made on the dates set forth in this Section 3 after  expiration  of  applicable  grace periods under the Term Note.

     4.     The Holder  hereby  agrees to waive the Payment Event of Default for the period  beginning on the Effective  Date and ending on September
            17,  2004 at 2:00  p.m.  New York time  (such  period,  the  "Waiver
            Period") and hereby  rescinds its letters to the Borrower dated July
            20, 2004 and August 18, 2004. After the Waiver Period has ended, the
            Payment Event of Default shall be reinstated in its entirety and the
            Holder  shall  have all  rights and  remedies  with  respect to such
            Payment  Event of  Default  as are set forth in the Term  Note,  the
            Purchase  Agreement  (as  defined in the Term Note) and the  Related
            Agreements  (as defined in the Purchase  Agreement)  without  giving effect  to this  letter  agreement;  provided  that,  if,  after the
            Effective  Date  and  prior  to the end of the  Waiver  Period,  the
            Borrower  pays to the Holder an amount equal to $400,000  (the "Cure
            Amount"),  then the Payment  Event of Default  shall be  permanently waived and the Unpaid Principal  Amortization Amount shall no longer be due and payable immediately, but instead shall be due and payable on the Maturity  Date.  The Cure Amount (when paid by the  Borrower)
            shall be applied first in satisfaction of the entire Unpaid Interest
            Amount,  and the  remaining  $7,012.50  of the Cure Amount  shall be applied towards payment of the Remaining  Registration  Fee Amount).
            Furthermore,  the portion of the Unpaid  Registration Fee Amount not reduced by the payment of the Cure  Amount  shall be due and payable on the  Maturity  Date.  The  Borrower and the Holder agree that the failure by the  Borrower to pay the Cure Amount  prior to the end of the Waiver Period shall  constitute an "Event of Default" under, and as defined in, the Term Note.

     5.     As of the Effective  Date, no payments of Principal  Amount shall be due under the Term Note until  February  1, 2005.  From  February 1,
            2005 until November 30, 2005, on the first of every month,  payments of Monthly  Amounts in an amount  equal to $75,000  shall be due and payable to Holder,  together with any accrued and unpaid interest to date on such portion of the Monthly Amount  pursuant to Section 3 of this letter agreement.  From December 1, 2005 until the day prior to the Maturity Date, on the first of every month,  payments of Monthly
            Amounts in an amount  equal to $225,000  shall be due and payable to
            Holder,  together  with any accrued  and unpaid  interest to date on such  portion of the  Monthly  Amount  pursuant to Section 3 of this letter  agreement.  On the Maturity Date,  all remaining  amounts of principal  and  interest  due under  the Term Note  shall be due and payable  to  Holder.  No  Event  of  Default  as  a  result  of  the non-payment  of principal of the Term Note by the Borrower  shall be deemed to have occurred unless and until payments of Monthly Amounts or any other portion of the  Principal  Amount are not made pursuant to this paragraph and after the  expiration of any applicable  grace periods under the Term Note.

     6.     As of the  Effective  Date,  the  requirement  in Section 6.2 of the
            Purchase  Agreement that the Company deliver  evidence of the filing of its  Annual  Report  on Form  10-K  for  the  fiscal  year  ended
            September 30, 2002 within 75 days of the Closing Date (as defined in the Purchase  Agreement)  shall hereby be amended to state that such evidence shall be delivered on or before October 31, 2004. As of the
            Effective  Date,  the  requirement  in Section  6.2 of the  Purchase
            Agreement  that  evidence of certain other  Securities  and Exchange
            Commission  filings  be  delivered  to the  Holder  within  165 days following  the  Closing  Date shall  hereby be amended to state that such  evidence be  delivered  on or before  March 31,  2005.  Holder hereby waives any potential  default that may have occurred prior to this letter agreement as a result of  non-compliance by the Borrower with Section 6.2 of the Purchase Agreement.

     7.     As of the Effective  Date, the definition of "Filing Date" under and as defined in the Registration  Rights Agreement shall be amended to read as follows:

                                    "FILING  DATE"  means,  with  respect to the
                        initial  Registration  Statement  required  to be  filed
                        hereunder,  a date not  later  than the  earlier  of (a)
                        April 20,  2005 and (b) twenty (20) days  following  the
                        date upon which the  Company  shall have  satisfied  the
                        Filing  Requirements  (as  defined in Section 6.2 of the
                        Securities Purchase Agreement).

There are no other  amendments or  modifications  to the Term Note, the Purchase
Agreement,  the Registration Rights Agreement or any Related Agreement,  and all
of the other terms and provisions of the Term Note, the Purchase Agreement,  the
Registration  Rights Agreement and the Related  Agreements  remain in full force and  effect;  however,  in the  event  that the terms of this  letter  agreement conflict  with the  terms of such  agreements  or  documents,  the terms of this letter agreement shall govern.  Holder hereby  expressly  reserves and preserves all of the rights and  remedies  of Holder  under the Term  Note,  the  Purchase
Agreement, the Registration Rights Agreement, the Related Agreements,  any other documents related to the forgoing and/or applicable law.

The parties hereto hereby agree to execute any further documentation required to evidence the  foregoing,  including,  but not limited to, an allonge to the Term
Note.

This letter  agreement  may not be amended or waived  except by an instrument in writing  signed by the Borrower  and the Holder.  This letter  agreement  may be executed in any number of  counterparts,  each of which shall be an original and all of which, when taken together,  shall constitute one agreement.  Delivery of an executed  signature  page of this letter by facsimile  transmission  shall be effective as delivery of a manually executed  counterpart hereof or thereof,  as the case may be. This letter  agreement  shall be governed by, and  construed in accordance  with, the laws of the State of New York. This letter  agreement sets forth the entire  agreement  between  the  parties  hereto as to the matters set forth  herein and  supersede  all prior  communications,  written or oral,  with respect to the matters herein.

If the foregoing  meets with your approval please signify your acceptance of the terms hereof by signing below.

Very truly yours,

LAURUS MASTER FUND, LTD.

/s/ Eugene Grin
-------------------------------
Eugene Grin
Director

Accepted and Agreed to By:

TIDEL TECHNOLOGIES, INC.

By: /s/ James T. Rash
    ---------------------
    Name:  James T. Rash
    Title: Chief Executive Officer